                                                             September 25, 1998

Dear Shareholder:

We are pleased to present this report on the Hilliard-Lyons Government Fund, Inc. ("HLGF" or the "Fund") for the year ended August 31, 1998.

This has been an eventful year for the Fund. Net assets increased dramatically from $519 million to $945 million, an 82% increase. This is a new record net asset level. The average seven day yield ranged from a low of 4.92% to a high of 5.13% during the year. Distributions of $.0499026 were paid, equivalent to a 4.99% yield. For those shareholders in the dividend reinvestment plan, this equates to a compound annual yield of 5.11%.

As evidenced by the narrow spread between the low and high yields for the year, short term interest rates remained relatively stable. The Federal Reserve has not changed short term rates since March 1997, but a 25 basis point cut in the federal funds rate is widely expected at their next meeting. The federal funds rate is what member banks charge each other for overnight loans and is a determining factor for other rates from credit cards to mortgages. Federal Reserve Chairman Alan Greenspan has indicated he believes the U.S. economy has just began to feel the effects of the financial crises in Asia and Latin America and he is ready to use Federal Reserve control over interest rates to strengthen the world economy.

The Asian financial crisis has impacted financial markets for more than a year and the effects continue to spread. Distant economies have been greatly affected with Russia seemingly in a depression. Other commodity producing nations such as Canada and Mexico have also been hard hit. With these far reaching effects, global investors have become wary further weakening the world economy.

This global turmoil has also impacted the U.S. economy. The equity markets, as measured by the Dow Jones Industrial Average, have been quite volatile with several large one day swings including a 513 point drop on August 31, 1998 and a 257 point increase on September 23, 1998. Such volatility can make even seasoned investors cautious and makes our Fund an attractive option for investors wanting to hold cash.

As shown on the attached Schedule of Investments, the Fund was 100% invested in U.S. government agency obligations on August 31, 1998. These discount notes of the Federal Home Loan and Federal Farm Credit Banks while offering a high degree of credit safety, have allowed the Fund to offer a competitive yield and an added advantage of income which is exempt from state income tax. The Fund's expense ratio of 0.51% as shown on the attached financial highlights table, is the lowest in the history of the Fund. This is due in part to the Fund's increased asset size and management structure.

We are sorry to report that one of the Fund's original directors, General Dillman A. Rash passed away on September 8, 1998. His wisdom and guidance not only helped the Fund get started but also have contributed greatly to its success through the years. We shall miss him.

You are being asked in the enclosed proxy material to vote for a new director, Marianne R. Rowe as well as for the other directors who are continuing to serve. The proxy materials also contain information about another important item you are being asked to vote on.

Each shareholder should have already received information about the proposed merger of Hilliard-Lyons, Inc. with PNC Bank Corp. As explained in the enclosed proxy materials, this merger will cause the termination of the existing investment advisory agreement. All shareholders are being asked to approve a new investment advisory agreement to become effective on the date of the merger, expected to be about November 30, 1998. We ask each shareholder to please read the enclosed proxy materials and vote promptly. Your vote is greatly appreciated.

/s/ DONALD F. KOHLER        /s/ JOSEPH C. CURRY, JR      /s/ DIANNA P. WENGLER
DONALD F. KOHLER            JOSEPH C. CURRY, JR.         DIANNA P. WENGLER
Chairman                    President                    Vice President and
                                                          Treasurer

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 1998

  PRINCIPAL                             PURCHASE MATURITY
   AMOUNT                                YIELD     DATE      VALUE
 -----------                            -------- -------- -----------
             U.S. GOVERNMENT AGENCY OBLIGATIONS--100.3%
 $10,000,000 Federal Farm Credit Bank    5.504%  09/01/98 $10,000,000
   9,145,000 Federal Home Loan Bank      5.729   09/01/98   9,145,000
  20,000,000 Federal Home Loan Bank      5.520   09/02/98  19,997,017
  13,000,000 Federal Farm Credit Bank    5.507   09/03/98  12,996,114
  15,000,000 Federal Home Loan Bank      5.502   09/04/98  14,993,325
  10,000,000 Federal Home Loan Bank      5.485   09/08/98   9,989,558
  20,000,000 Federal Home Loan Bank      5.529   09/09/98  19,976,089
   9,000,000 Federal Farm Credit Bank    5.524   09/10/98   8,987,895
   8,000,000 Federal Farm Credit Bank    5.541   09/11/98   7,988,000
   4,500,000 Federal Home Loan Bank      5.512   09/11/98   4,493,300
  15,000,000 Federal Home Loan Bank      5.490   09/14/98  14,970,913
   7,000,000 Federal Farm Credit Bank    5.510   09/15/98   6,985,409
  20,000,000 Federal Home Loan Bank      5.530   09/16/98  19,955,167
  17,000,000 Federal Farm Credit Bank    5.508   09/17/98  16,959,276
  13,000,000 Federal Home Loan Bank      5.520   09/18/98  12,967,034
   5,000,000 Federal Farm Credit Bank    5.510   09/21/98   4,985,139
   6,000,000 Federal Farm Credit Bank    5.520   09/21/98   5,982,133
  17,000,000 Federal Farm Credit Bank    5.505   09/22/98  16,946,648
   8,000,000 Federal Home Loan Bank      5.528   09/23/98   7,973,796
  15,000,000 Federal Farm Credit Bank    5.517   09/24/98  14,948,538
  20,000,000 Federal Home Loan Bank      5.540   09/25/98  19,928,133
  11,000,000 Federal Farm Credit Bank    5.509   09/28/98  10,955,615
   7,000,000 Federal Farm Credit Bank    5.522   09/29/98   6,970,818
   5,000,000 Federal Farm Credit Bank    5.515   09/30/98   4,978,371
   9,000,000 Federal Home Loan Bank      5.510   09/30/98   8,961,140
   6,754,000 Federal Farm Credit Bank    5.531   10/01/98   6,723,776
   8,000,000 Federal Farm Credit Bank    5.511   10/01/98   7,963,933
  20,000,000 Federal Home Loan Bank      5.510   10/02/98  19,907,689
  25,000,000 Federal Home Loan Bank      5.512   10/05/98  24,873,444
  18,000,000 Federal Farm Credit Bank    5.533   10/06/98  17,905,325
  15,000,000 Federal Home Loan Bank      5.526   10/07/98  14,919,750
  15,000,000 Federal Home Loan Bank      5.508   10/08/98  14,917,367
  12,000,000 Federal Home Loan Bank      5.524   10/09/98  11,932,107
  20,000,000 Federal Home Loan Bank      5.543   10/13/98  19,874,933
   8,000,000 Federal Home Loan Bank      5.532   10/14/98   7,948,782
   8,000,000 Federal Home Loan Bank      5.530   10/14/98   7,948,591
  21,000,000 Federal Home Loan Bank      5.515   10/15/98  20,862,170
  20,000,000 Federal Home Loan Bank      5.540   10/16/98  19,865,250
  10,000,000 Federal Farm Credit Bank    5.538   10/19/98   9,928,533
  18,000,000 Federal Farm Credit Bank    5.522   10/20/98  17,867,700
  14,000,000 Federal Home Loan Bank      5.540   10/21/98  13,895,194

                      See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                AUGUST 31, 1998

  PRINCIPAL                             PURCHASE MATURITY
   AMOUNT                                YIELD     DATE      VALUE
 -----------                            -------- -------- ------------
 $12,000,000 Federal Home Loan Bank      5.542%  10/23/98 $ 11,906,400
  15,000,000 Federal Farm Credit Bank    5.537   10/26/98   14,876,479
  23,000,000 Federal Home Loan Bank      5.540   10/28/98   22,803,714
  14,000,000 Federal Home Loan Bank      5.540   10/30/98   13,877,247
  19,000,000 Federal Home Loan Bank      5.489   11/02/98   18,824,609
  15,000,000 Federal Farm Credit Bank    5.523   11/03/98   14,859,563
  12,000,000 Federal Farm Credit Bank    5.520   11/04/98   11,885,440
  20,000,000 Federal Farm Credit Bank    5.508   11/05/98   19,806,444
  12,000,000 Federal Home Loan Bank      5.510   11/06/98   11,882,080
  17,000,000 Federal Home Loan Bank      5.508   11/09/98   16,825,353
  18,000,000 Federal Farm Credit Bank    5.518   11/10/98   17,812,050
  15,000,000 Federal Home Loan Bank      5.531   11/12/98   14,838,900
  13,000,000 Federal Farm Credit Bank    5.510   11/13/98   12,859,495
   7,000,000 Federal Farm Credit Bank    5.530   11/17/98    6,919,449
  30,000,000 Federal Home Loan Bank      5.556   11/18/98   29,648,675
  10,000,000 Federal Farm Credit Bank    5.505   11/20/98    9,881,778
   5,000,000 Federal Home Loan Bank      5.530   11/20/98    4,940,222
  17,000,000 Federal Home Loan Bank      5.530   11/25/98   16,784,053
  16,000,000 Federal Home Loan Bank      5.520   11/27/98   15,792,360
   9,090,000 Federal Home Loan Bank      5.540   12/02/98    8,965,720
   8,000,000 Federal Home Loan Bank      5.486   12/04/98    7,888,871
   6,390,000 Federal Home Loan Bank      5.532   12/14/98    6,291,054
  12,000,000 Federal Farm Credit Bank    5.511   12/21/98   11,802,420
  20,000,000 Federal Home Loan Bank      5.498   01/04/99   19,633,333
  17,000,000 Federal Home Loan Bank      5.551   01/06/99   16,679,149
  20,000,000 Federal Home Loan Bank      5.501   01/08/99   19,619,450
  14,000,000 Federal Home Loan Bank      5.514   01/14/99   13,720,700
  13,000,000 Federal Home Loan Bank      5.548   01/15/99   12,737,747
  13,000,000 Federal Home Loan Bank      5.534   01/20/99   12,728,615
                                                          ------------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
             (amortized cost -- $947,460,342)              947,460,342
                                                          ------------
              TOTAL INVESTMENTS (100.3%) (cost --
             $947,460,342*)                               $947,460,342
                                                          ============

* Also represents cost for federal income tax purposes.
The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

                      See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1998

ASSETS
 Investments in money market instruments, at value:
  United States Government Agency Obligations, at value (amortized cost--$947,460,342)............................................  $947,460,342
                                                                    ------------
   Total Investments..............................................   947,460,342
 Cash.............................................................         2,583
 Prepaid expenses.................................................         3,666
                                                                    ------------
   TOTAL ASSETS...................................................   947,466,591
                                                                    ------------
LIABILITIES
 Dividends payable................................................     2,054,324
 Due to J.J.B. Hilliard, W.L. Lyons, Inc.--Note B.................       252,165
 Miscellaneous accrued expenses...................................       194,279
                                                                    ------------
   TOTAL LIABILITIES..............................................     2,500,768
                                                                    ------------
 NET ASSETS (equivalent to $1.00 per share; 1,500,000,000 shares authorized and 944,965,823 shares issued and outstanding)--Note
  C...............................................................  $944,965,823
                                                                    ============

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1998

INVESTMENT INCOME
 Interest income..................................................  $ 42,367,727
EXPENSES
 Investment Advisory fee--Note B..................................     2,550,536
 Shareholder servicing fees--Note B...............................       772,607
 Transfer agent fees..............................................       221,993
 Custodian fees...................................................       123,130
 Printing and other expenses......................................        83,144
 Filing fees......................................................       112,340
 Insurance expense................................................        32,371
 Legal and audit fees.............................................        35,107
 Directors' fees..................................................        21,550
                                                                    ------------
  Total expenses..................................................     3,952,778
                                                                    ------------
  Net investment income...........................................    38,414,949
                                                                    ------------
  Net increase in net assets resulting from operations............  $ 38,414,949
                                                                    ============

                       See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE YEAR ENDED AUGUST
                                                               31
                                                       1998           1997
                                                   -------------  -------------
INCREASE IN NET ASSETS:
FROM OPERATIONS
 Net investment income............................  $ 38,414,949   $ 24,409,576
                                                   -------------  -------------
  Net increase in net assets resulting from
   operations.....................................    38,414,949     24,409,576
 Dividends to shareholders ($.049903 and $.048529
  per share, respectively)........................ (  38,414,949) (  24,409,576)
                                                   -------------  -------------
 Undistributed net investment income..............             0              0
                                                   -------------  -------------
FROM CAPITAL SHARE TRANSACTIONS
 Net capital share transactions (at $1.00 per
  share)--Note C..................................   357,885,980    159,585,459
NET ASSETS
 Beginning of year................................   587,079,843    427,494,384
                                                   -------------  -------------
 End of year......................................  $944,965,823   $587,079,843
                                                   =============  =============

                             FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                      FOR THE YEAR ENDED AUGUST 31,
                                 1998      1997      1996      1995      1994
                               --------  --------  --------  --------  --------
Net asset value, beginning of
 year........................     $1.00     $1.00     $1.00     $1.00     $1.00
                               --------  --------  --------  --------  --------
Net investment income........       .05       .05       .05       .05       .03
                               --------  --------  --------  --------  --------
 Total from investment
  operations.................       .05       .05       .05       .05       .03
Less distributions:
 Dividend distributions......   (   .05)  (   .05)  (   .05)  (   .05)  (   .03)
                               --------  --------  --------  --------  --------
 Total distributions.........   (   .05)  (   .05)  (   .05)  (   .05)  (   .03)
                               --------  --------  --------  --------  --------
Net asset value, end of year.     $1.00     $1.00     $1.00     $1.00     $1.00
                               ========  ========  ========  ========  ========
Number of shares outstanding
 (000's omitted).............   944,966   587,080   427,494   335,776   210,652
Total investment return......      5.11%     4.96%     4.96%     5.04%     2.85%
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
 Net assets, end of year
  (000's omitted)............  $944,966  $587,080  $427,494  $335,776  $210,652
 Operating expenses to
  average net assets.........       .51%      .57%      .61%      .72%      .75%
 Net investment income to
  average net assets.........      4.99%     4.86%     4.84%     4.97%     2.80%

                       See notes to financial statements

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 1998

NOTE A--ACCOUNTING POLICIES

Hilliard-Lyons Government Fund, Inc. (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: The Fund employs the amortized cost method of security valuation for U.S. Government securities which, in the opinion of the Board of Directors, represents fair value of the particular security. The Board monitors deviations between net asset value per share as determined by using available market quotations and the amortized cost method of security valuation. If the deviation in the aggregate is significant, the Board considers what action, if any, should be initiated to provide fair valuation.

The Fund values repurchase agreements at cost and accrues interest into interest receivable. Normally, repurchase agreements are not subject to trading. Repurchase agreements are fully collateralized by U.S. Treasury and U.S. Government Agency obligations valued at bid prices plus accrued interest. U.S. Treasury and U.S. Government Agency obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying securities at market value; however, realization and/or retention of the collateral may be subject to legal proceedings.

FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

DIVIDENDS TO SHAREHOLDERS: The net investment income of the Fund is determined on each business day and is declared as a dividend payable to shareholders of record immediately prior to the time of determination of net asset value on each such day. Dividends declared since the preceding dividend payment date are distributed monthly.

The Fund's net investment income for dividend purposes includes accrued interest and accretion of original issue and market discounts earned and amortization of premiums, plus or minus any net realized gain or loss on portfolio securities, if any, occurring since the previous dividend declaration, less the accrued expenses of the Fund for such period.

INVESTMENT TRANSACTIONS: Investment transactions are accounted for on the date the securities are bought or sold. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost.

The Fund may enter into repurchase agreements with financial institutions, deemed to be credit worthy by J.J.B. Hilliard, W.L. Lyons, Inc. (the "Adviser"), subject to the seller's agreement to repurchase and the Fund's agreement to sell such security at a mutually agreed upon date and price.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B--INVESTMENT ADVISORY FEES & OTHER TRANSACTIONS WITH AFFILIATES

On October 23, 1997, the Fund renewed its investment advisory agreement with the Adviser. Under the investment advisory agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio, and furnishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund's investment objectives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board of Directors. For the services the Adviser renders, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net assets in excess of $300 million. Such fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses (as defined), exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. There was no reimbursement required for the year ended August 31, 1998. On August 20, 1998, PNC Bank Corp. entered into an Agreement and Plan of Merger with Hilliard-Lyons, Inc. (the "Merger") pursuant to which the Adviser will become a subsidiary of PNC Bank Corp. The Merger is expected to become effective on or after November 30, 1998. This Merger constitutes an assignment of the Investment Advisory Agreement (the "Agreement") as defined in the Investment Company Act of 1940. Shareholders are being asked to approve a new Agreement at a Special Shareholders Meeting scheduled to be held November 6, 1998.

The Fund contracted with the Adviser to provide shareholder accounting services. The Adviser is paid a fee of $1.00 per open account each month.

No compensation is paid by the Fund to officers of the Fund and Directors who are affiliated with the Adviser. The Fund pays each unaffiliated director an annual retainer of $3,000, a fee of $750 for each Board of Directors or committee meeting attended, and all expenses the Directors incur in attending meetings.

NOTE C--CAPITAL STOCK

The Fund was incorporated in June 1980 under the laws of the state of Maryland. At August 31, 1998, there were 1,500,000,000 shares of $.01 par value Common Stock authorized, and capital paid in aggregated $935,516,165. Transactions in Fund shares at $1.00 per share were as follows:

                                                FOR THE YEAR ENDED AUGUST 31,
                                                     1998            1997
                                                --------------  --------------
Shares sold....................................  2,979,565,610   1,740,443,413
Shares issued to shareholders in reinvestment
 of dividends..................................     36,974,418      23,618,228
                                                --------------  --------------
                                                 3,016,540,028   1,764,061,641
Less shares repurchased........................ (2,658,654,048) (1,604,476,182)
                                                --------------  --------------
Net increase in capital shares.................    357,885,980     159,585,459
                                                ==============  ==============

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Hilliard-Lyons Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Hilliard-Lyons Government Fund, Inc. (the Fund) as of August 31, 1998, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                       /s/ Ernst & Young LLP
Louisville, Kentucky
September 18, 1998

                      HILLIARD-LYONS GOVERNMENT FUND, INC.

                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400

                       INVESTMENT ADVISER AND DISTRIBUTOR

                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400

                          CUSTODIAN AND TRANSFER AGENT

                      State Street Bank and Trust Company
                              225 Franklin Street
                                 P.O. Box 1912
                          Boston, Massachusetts 02105

                                 LEGAL COUNSEL

                           Brown, Todd & Heyburn PLLC
                             3200 Providian Center
                           Louisville, Kentucky 40202

                             DIRECTORS AND OFFICERS

                               BOARD OF DIRECTORS
                              Joseph C. Curry, Jr.
                              J. Henning Hilliard
                                Donald F. Kohler
                                Samuel G. Miller
                               Gilbert L. Pamplin
                                J. Robert Shine

                                    OFFICERS
                          Donald F. Kohler - Chairman

                        Joseph C. Curry, Jr. - President

                Dianna P. Wengler - Vice President and Treasurer

                        Penny L. Wellinghurst -Secretary
                                 HILLIARD-LYONS
                             GOVERNMENT FUND, INC.
                                 ANNUAL REPORT
                                AUGUST 31, 1998
                                      LOGO